Exhibit 10.1

Blue Safari Group Acquisition Corp.

Cheung Kong Center,

58th Floor, Unit 5801

2 Queens Road Central

Central

Hong Kong

August 31, 2022

First Euro Investments Limited

263 Main Street, Road Town

Tortola BVI

Attn: Serena Shie

Re:          Extension Notice

Ladies and Gentleman:

Pursuant to the First Amendment to Promissory Note between First Euro Investments Limited (“Payee”) and Blue Safari Group Acquisition Corp. (“Maker”), dated as of May 30, 2022 (“Amendment”), this is to advise you that the Maker is to extend the Maturity Date of the Amendment for an additional six (6) months from August 31, 2022 to February 28, 2023.

This Extension Notice shall serve as the notice required with respect to effectuate the Maturity Date Extension. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the First Amendment to Promissory Note.

Very truly yours,

Blue Safari Group Acquisition Corp.

By:	/s/ Naphat Sirimongkolkasem
Name: Naphat Sirimongkolkasem
Title: Chief Financial Officer